UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Oyster Point Boulevard South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2020, the Compensation and Management Development Committee of Five Prime Therapeutics, Inc. (“FivePrime”) approved the grant of a retention bonus (the “Retention Bonus”) to each of David Smith, Francis Sarena, and Helen Collins, M.D. (each, an “Executive”), pursuant to a letter agreement between FivePrime and each Executive effective January 15, 2020 (each, an “Agreement”).

Pursuant to each Agreement, each Executive will be entitled to receive a Retention Bonus on December 31, 2020 equal to such Executive’s Bonus Target (as defined in FivePrime’s Annual Bonus Plan, effective January 1, 2018 (the “Bonus Plan”)) for the 2020 calendar year, subject to such Executive’s continued employment in good standing with FivePrime through December 31, 2020 and FivePrime’s achievement of at least one prespecified business development-related performance trigger on or prior to December 31, 2020. The Retention Bonus will be in addition to any bonus such Executive may earn with respect to 2020 performance under the Bonus Plan.

Notwithstanding the foregoing, if such Executive’s employment with FivePrime terminates prior to December 31, 2020 due to an Involuntary Termination (as defined in FivePrime’s Executive Severance Benefit Plan, effective November 20, 2019 (the “ESBP”)), then following the date of such Involuntary Termination, FivePrime will pay to such Executive, in addition to any other benefits to which such Executive is entitled pursuant to the ESBP or an agreement between such Executive and FivePrime, an amount equal to such Executive’s Bonus Target for the 2020 calendar year, subject to such Executive’s execution of a general release of claims in favor of FivePrime.

The foregoing description of the terms of the Agreements does not purport to be complete and is qualified in its entirety by reference to each Agreement, each of which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Prime Therapeutics, Inc.

By:	/s/ Francis Sarena
Francis Sarena
Chief Strategy Officer and Secretary

Dated: January 21, 2020